UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 4, 2009
DATA DOMAIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33517	94-3412175
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2421 Mission College Blvd.
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 980-4800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.
On June 4, 2009, Data Domain, Inc. (“Data Domain”) issued a press release relating to the proposed merger with NetApp, Inc. and EMC Corporation’s commencement of a tender offer to acquire all of the outstanding shares of Data Domain common stock for $30.00 per share in cash by EMC Corporation on June 2, 2009. A copy of the press release is attached hereto as Exhibit 99.1.
Additional Information and Where to Find It
NetApp has filed with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Data Domain has filed with the SEC and will mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus contain important information about NetApp, Data Domain, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders are able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by NetApp and Data Domain through the web site maintained by the SEC at www.sec.gov and by contacting Data Domain Investor Relations at (408) 980-4909. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Data Domain’s website at www.datadomain.com.
Participants in the Acquisition of Data Domain
NetApp, Data Domain and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Data Domain stockholders in connection with the proposed transaction will be set forth in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding NetApp’s executive officers and directors is included in NetApp’s definitive proxy statement, which was filed with the SEC on July 14, 2008, and additional information regarding Data Domain’s executive officers and directors is included in Data Domain’s Annual Report on Form 10-K/A for fiscal year ended December 31, 2008, which was filed with the SEC on April 30, 2009. You can obtain free copies of these documents from NetApp or Data Domain using the contact information above.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
99.1	Press Release by Data Domain, Inc., dated June 4, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA DOMAIN, INC.
Date: June 4, 2009	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release by Data Domain, Inc., dated June 4, 2009.